UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2007

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2007, the Board of Directors of MoneyGram International, Inc. ("MGI") approved the following:
• MoneyGram International, Inc. Management and Line of Business Incentive Plan (the "MIP/LOB Plan"). The MIP/LOB Plan was amended and restated as follows: (i) added definitions for disability and retirement in Section 2; (ii) Section 10 was amended to provide the President and Chief Executive Officer of MGI with the authority to approve changes in the annual payouts under the MIP/LOB Plan for non-executive officers of MGI, provided such changes do not exceed $100,000 in the aggregate per Plan Year; and (iii) Section 17 was added to provide for the treatment of awards upon retirement, death and disability. The MIP/LOB Plan is filed herewith as Exhibit 99.01.
• MoneyGram International, Inc. Performance Unit Incentive Plan (the "PUP"). The PUP was amended and restated by adding definitions for disability and retirement in Section 2. The PUP is filed herewith as Exhibit 99.02.
• MoneyGram International, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan was amended and restated to add certain accounts of MGI participants in the Viad Corp Deferred Compensation Plan (the obligations of which were assumed by MGI at the time of the spin-off from Viad Corp) to the Deferred Compensation Plan. The Deferred Compensation Plan is filed herewith as Exhibit 99.03.

On May 8, 2007, the Human Resources Committee of the Board of Directors of MGI approved the following:
• Form of MoneyGram International, Inc. 2005 Omnibus Incentive Plan Non-Qualified Stock Option Agreement. A copy of the form of agreement is filed herewith as Exhibit 99.04.
• Form of MoneyGram International, Inc. 2005 Omnibus Incentive Plan Restricted Stock Award Agreement. A copy of the form of agreement is filed herewith as Exhibit 99.05.
• Form of MoneyGram International, Inc. 2005 Omnibus Incentive Plan Performance Based Restricted Stock Award Agreement. A copy of the form of agreement is filed herewith as Exhibit 99.06.

Item 8.01 Other Events.

On May 9, 2007, MGI issued a press release announcing the increase in MGI’s share repurchase authorization of 5 million shares, for a total of 12 million shares, and the declaration of a quarterly dividend of $0.05 per share on common stock, payable on July 2, 2007 to stockholders of record at the close of business on June 15, 2007. The press release announcing the dividend is furnished herewith as Exhibit 99.07.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

May 14, 2007	By:	/s/ Teresa H. Johnson

Name: Teresa H. Johnson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.01	MoneyGram International, Inc. Management and Line of Business Incentive Plan as amended and restated May 9, 2007
99.02	MoneyGram International, Inc. Performance Unit Incentive Plan as amended and restated May 9, 2007
99.03	MoneyGram International, Inc. Deferred Compensation Plan as amended and restated May 9, 2007
99.04	Form of MoneyGram International, Inc. 2005 Omnibus Incentive Plan Non-Qualified Stock Option Agreement as of May 8, 2007
99.05	Form of MoneyGram International, Inc. 2005 Omnibus Incentive Plan Restricted Stock Award Agreement as of May 8, 2007
99.06	Form of MoneyGram International, Inc. 2005 Omnibus Incentive Plan Performance Based Restricted Stock Award Agreement as of May 8, 2007
99.07	Press Release dated May 9, 2007 Announcing Quarterly Dividend and Increase in Share Repurchase Authorization